UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2013

Comcast Corporation

(Exact Name of Registrant

as Specified in its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 12, 2013, Comcast Corporation (“Comcast”) issued a press release reporting the results of its operations for the three and twelve months ended December 31, 2012. The press release is attached hereto as Exhibit 99.1. Exhibit 99.2 sets forth the reasons Comcast believes that presentation of the non-GAAP financial measures contained in the press release provides useful information to investors regarding Comcast’s financial condition and results of operations. To the extent material, Exhibit 99.2 also discloses the additional purposes, if any, for which Comcast’s management uses these non-GAAP financial measures. A reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures is included in the press release itself. Comcast does not intend for this Item 2.02 or Exhibit 99.1 or Exhibit 99.2 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01. Exhibits

Exhibit Number	Description

99.1	Comcast Corporation press release dated February 12, 2013.
99.2	Explanation of Non-GAAP and Other Financial Measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: February 12, 2013	By:	/s/ Lawrence J. Salva

Lawrence J. Salva Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)